UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 5, 2004


                          MONTGOMERY REALTY GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                       000-30724               88-0377199
--------------------------------         ------------        -------------------
(State or other jurisdiction of          (Commission           (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

                400 Oyster Point Blvd., Suite 415
                 South San Francisco, California                94080
            ----------------------------------------          ----------
            (Address of principal executive offices)          (Zip Code)

                                 (650) 266-8080
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 5, 2004, Montgomery Realty Group, Inc. ("Montgomery") entered into a line of credit agreement with Dynamic Sciences International, Inc., a Nevada corporation ("Dynamic").

         Under the terms of the line of credit agreement, Montgomery will loan Dynamic up to $120,000 to be used for hiring an independent auditor to audit Dynamic's financial statements, employing attorneys, obtaining a third-party evaluation of Dynamic's fair market value, and for such other matters as Montgomery and Dynamic may agree upon in connection with a potential business combination or acquisition involving the companies.

         Any amounts advanced under the line of credit shall bear interest at the rate of 7% per year and be payable one year from the date of the loan. At Montgomery's sole discretion, all amounts due under the line of credit may be converted into common stock of Dynamic at the price of $0.07 per share at any time.

         There is no material relationship between Dynamic and Montgomery or any of Montgomery's affiliates.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed with this report on Form 8-K:


      Exhibit
      Number                    Title of Document                      Location
      ------                    -----------------                      --------

     Item 10        Material Contracts
------------------- -------------------------------------------------- ---------
      10.01         Line of Credit Secured by Stock Conversion         Attached.
                    Option Letter Agreement between Montgomery
                    Realty Group, Inc. and Dynamic Sciences
                    International, Inc. accepted November 5,
                    2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MONTGOMERY REALTY GROUP, INC.



Date: November 10, 2004                          By /s/ Dinesh Maniar
                                                    ----------------------------
                                                    Dinesh Maniar
                                                    Chief Executive Officer